Barclays Bank PLC ABS-15G

Exhibit 99.1

Deloitte LLP

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London

EC4A 3BZ

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Independent Accountant’s Report on Applying Asset Agreed Upon Procedures

The Board of Directors of

UK Logistics 2024-1 Designated Activity Company

3rd Floor Fleming Court

Fleming's Place

Dublin 4, Ireland

D04N4X9

(the “Issuer”)

Barclays Bank PLC

One Churchill Place
London
E14 5HP

(the “Arranger” and “Lead Manager”)

and the other Managers (as defined in the Engagement Letter)

23 April 2024

Dear Sirs/Madams,

PROPOSED ISSUE BY UK LOGISTICS 2024-1 DESIGNATED ACTIVITY COMPANY OF COMMERCIAL MORTGAGE-BACKED FLOATING RATE NOTES (the “Issue”)

We have performed the procedures enumerated below on certain commercial leases (the “Loan Pool”), which were agreed to by the Issuer, the Arranger, the Lead Manager and the other Managers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Arranger, the Lead Manager and the Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report (the “Asset Agreed Upon Procedures Report”) is addressed to the Board of Directors of the Issuer, the Arranger, the Lead Manager and the Managers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer, and the appropriateness of the procedures is solely the responsibility of the Issuer, the Arranger, the Lead Manager and the Managers as discussed above. The Issuer shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

Deloitte LLP is a limited liability partnership registered in England and Wales with registered number OC303675 and its registered office at 1 New Street Square, London, EC4A 3HQ, United Kingdom.

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© 2024 Deloitte LLP. All rights reserved.

The procedures that we performed and our findings are as follows:

1.             Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “Agreed Upon Procedures”).

The Issuer provided us with the data files ‘Project Swift - Financing Datatape MW (08.04.2024) (Updated).xlsx’ and ‘Project Swift - Financing Datatape STM (03.04.2024).xlsx’ containing information for 66 properties and 545 units in the Loan Pool as at 31 January 2024 (the “Cut-off Date”) (the “First Pool Run”).

We were requested by the Issuer and the Arranger to perform the agreed upon procedures on 100% of the 66 properties and 239 units which were flagged as representing 85% of the annual in-place rent in the First Pool Run (the “Sample”, and together with the First Pool Run, the “Sample Pool”).

We have carried out the Agreed Upon Procedures on the Sample Pool during the period 18 March to 8 April 2024.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.10 under the pool agreed upon procedures section below, have been limited to confirming that the selected attribute from the Sample Pool information agreed to the original loan documentation or copies thereof provided to us in the electronic datarooms “aocollaborate” and “simpsonthachercollaborate” (together, the “Datarooms”). We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these Agreed upon Procedures was the lease summary report, lease agreement, tenancy at will letter, rent memorandum, rental invoice, valuation report and the data files ‘SPV Value Full Breakdown v3 (FINAL REPORT).xlsx’ and ‘JLL - Project Swift - Valuation Overview 210324 v2.xlsx’ (together, the “valuation files”).

2.             Pool agreed upon procedures

For each property and tenant in the Sample Pool we carried out the following agreed upon procedures.

For the purposes of this report, the failure of a single attribute is termed an error.

2.1.	Asset name

For each property in the Sample Pool, we confirmed whether the asset name agreed to that shown on the lease summary report, lease agreement or valuation report. We found that the asset name agreed to the lease summary report, lease agreement or valuation report, with no exception.

2.2.	Property market value

For each property in the Sample Pool, we confirmed whether the property market value agreed to that shown on the valuation report or the valuation files. We found that the property market value agreed to the valuation report or the valuation files, with no exception.

2.3.	Property gross market rent (ERV)

For each property in the Sample Pool, we confirmed whether the property gross market rent (ERV) agreed to that shown on the valuation report or the valuation files. We found that the property gross market rent (ERV) agreed to the valuation report or the valuation files, with no exception.

2.4.	Unit name

For each tenant in the Sample Pool, we confirmed whether the unit name substantially agreed to that shown on the lease summary report or lease agreement. Substantially agreed is defined as being able to identify the unit name in the lease summary report or lease agreement where spelling errors had occurred. In cases of unit names shown as a range in the Sample Pool, these were not considered to be an error if a single unit was shown on the lease summary report or lease agreement. We found that the unit name substantially agreed to the lease summary report or lease agreement, except for 8 cases.

Unique Identifier	Description of exception
56	Sample Pool = Lorry Park/Open Storage; Source documents = Land at Heywood Distribution Park
58	Sample Pool = M6; Source documents = M5 (a-c) and M6

149	Sample Pool = Unit 19 & 20; Source documents = Unit 15 & 20
211	Sample Pool = Ashbridge, 3; Source documents = Site at Tenax Road/Ashburton Road
212	Sample Pool = Ashbridge, 4; Source documents = Land and building at Ashburton Road East
217	Sample Pool = Land & Head Rents, 2.587 acres at 9 Wharfside; Source documents = Land at Wharfside Way, Trafford Park
236	Sample Pool = Park Cakes Limited; Source documents = Unit 1 Transpennine 200
262	Sample Pool = Unit 1; Source documents = Unit 1500

2.5.	Tenant name

For each tenant in the Sample Pool, we confirmed whether the tenant name substantially agreed to that shown on the lease summary report or lease agreement. Substantially agreed is defined as being able to identify the name in the lease agreement where spelling errors had occurred. We found that the tenant name substantially agreed to the lease summary report or lease agreement, with no exception.

2.6.	Headline rent per annum

For each tenant in the Sample Pool, we confirmed whether the headline rent per annum agreed, to within +/-1%, to that shown on the lease summary report, lease agreement, rent memorandum or rental invoice. We found that the headline rent per annum agreed, to within +/-1%, to the lease summary report, lease agreement, rent memorandum or rental invoice, except for 11 cases.

Unique Identifier	Description of exception
27	Sample Pool = 80,892; Source documents = 67,410
28	Sample Pool = 81,588; Source documents = 67,990
29	Sample Pool = 78,096; Source documents = 65,080
35	Sample Pool = 218,760; Source documents = 175,000
156	Sample Pool = 36,000; Source documents = 21,200
159	Sample Pool = 37,697; Source documents = 24,000
263	Sample Pool = 115,125; Source documents = 263,268 (sum of 263 and 264), headline rent breakdown not available
264	Sample Pool = 148,143; Source documents = 263,268 (sum of 263 and 264), headline rent breakdown not available
299	Sample Pool = 200,000; Source documents = 117,500
300	Sample Pool = 280,000; Source documents = 200,520
302	Sample Pool = 525,580; Source documents = 506,260

2.7.	Lease start date

For each tenant in the Sample Pool, we confirmed whether the lease start date or amendment date agreed, to within +/- 31 days, to that shown on the lease summary report, lease agreement or tenancy at will letter. We found that the lease start date or amendment date agreed, to within +/- 31 days, to the lease summary report, lease agreement or tenancy at will letter, except for 8 cases.

Unique Identifier	Description of exception
26	Sample Pool = 17/06/2013; Source documents = 17/06/2023
118	Sample Pool = 30/06/2023; Source documents = 18/08/2023
130	Sample Pool = 08/10/2018; Source documents = 08/10/2023
156	Sample Pool = 25/12/2023; Source documents = 25/12/2020
259	Sample Pool = 24/06/2020; Source documents = 24/06/2023
299	Sample Pool = 01/08/2022; Source documents = 01/01/2001
304	Sample Pool = 14/01/2011; Source documents = 26/11/2023
306	Sample Pool = 27/11/2003; Source documents = 27/11/2023

2.8.	Lease break date

For each tenant in the Sample Pool, we confirmed whether the lease break date agreed, to within +/- 31 days, to that shown on the lease summary report or lease agreement. We found that the lease break date agreed to that shown on the lease summary report or lease agreement, except for 4 cases.

Unique Identifier	Description of exception
12	Sample Pool = 03/03/2028; Source documents = break date expired, 03/03/2028 break date of the reversionary lease
177	Sample Pool = blank; Source documents = 17/11/2026
259	Sample Pool = blank; Source documents = 23/06/2025
265	Sample Pool = blank; Source documents = 19/03/2024

2.9.	Lease expiry date

For each tenant in the Sample Pool, we confirmed whether the lease expiry date agreed, to within +/- 31 days, to that shown on the lease summary report, lease agreement or tenancy at will letter. We found that the lease expiry date agreed, to within +/- 31 days, to the lease summary report, lease agreement or tenancy at will letter, except for 14 cases.

Unique Identifier	Description of exception
12	Sample Pool = 02/03/2033; Source documents = 15/12/2024, 02/03/2033 expiry date of the reversionary lease
29	Sample Pool = 25/06/2027; Source documents = 10/03/2024, 25/06/2027 expiry date of the reversionary lease
30	Sample Pool = 28/09/2029; Source documents = 28/09/2026, 28/09/2029 expiry date of the reversionary lease
59	Sample Pool = 03/05/2028; Source documents = 04/05/2033
61	Sample Pool = 22/10/2030; Source documents = 22/10/2025, 22/10/2030 expiry date of the reversionary lease
71	Sample Pool = 04/10/2024; Source documents = 04/04/2025
74	Sample Pool = 14/08/2024; Source documents = 05/02/2024
82	Sample Pool = 29/03/2030; Source documents = 29/03/2026
118	Sample Pool = 30/06/2028; Source documents = 17/08/2028
156	Sample Pool = 24/06/2024; Source documents = 24/12/2023 (holding over)
164	Sample Pool = 13/04/2026; Source documents = 18/12/2023 (holding over)
259	Sample Pool = 23/06/2023; Source documents = 23/06/2026
293	Sample Pool = 30/09/2023; Source documents = 19/12/2022 (holding over)
299	Sample Pool = 01/06/2024; Source documents = 31/12/2022 (holding over)

3.             Scope of this Asset Agreed Upon Procedures Report

The scope of our work in preparing this Asset Agreed Upon Procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset Agreed Upon Procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset Agreed Upon Procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards.

This Asset Agreed Upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset Agreed Upon Procedures Report in connection with any offering of securities outside the United States.

4.             Use of this Asset Agreed Upon Procedures Report

Subject to the terms specified in in our Engagement Letter dated 11 April 2024, this Asset Agreed Upon Procedures Report is provided solely for the private information and use of the Issuer, the Arranger, the Lead Manager and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Arranger, the Lead Manager and the Managers. This Asset Agreed Upon Procedures Report should not be included in any publicly filed or publicly available document nor should this Asset Agreed Upon Procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger, the Lead Manager and the Managers are being provided with the Asset Agreed Upon Procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset Agreed Upon Procedures Report please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours truly,

Deloitte LLP

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